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                                                                   EXHIBIT 10.11

                FORM OF SERIES A PREFERRED STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS WARRANT NOR THE SHARES OF SERIES A PREFERRED STOCK ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT.

                                     No. [ ]

                    SERIES A PREFERRED STOCK PURCHASE WARRANT

       To Purchase [ ] shares of Series A Preferred Stock of ORBCOMM Inc.

     THIS CERTIFIES that, for value received, [______________] (the "Holder"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and until the close of business on [insert Terminate Date] (the "Termination Date") but not thereafter, to subscribe for and purchase from ORBCOMM Inc., a Delaware corporation (the "Company"), [______________________] (the "Warrant Shares") of the Series A preferred stock of the Company, par value $.001 per share (the "Shares"). The purchase price of the Warrant Shares (the "Exercise Price") under this Warrant shall be $2.84 per Share. The number of Shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

          1. Authorization of Shares. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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          2. Exercise of Warrant. (a) Except as provided in Section 4 herein, exercise of the purchase rights represented by this Warrant may be made in whole (or in part) at any time on or after the Initial Exercise Date, and before the close of business on the Termination Date, by (i) the surrender of this Warrant,
(ii) delivery of a duly Executed Notice of Exercise Form, in the form annexed hereto and (iii) delivery of a duly executed counterpart signature page to the
(A) Registration Rights Agreement, dated the date hereof (the "Registration Rights Agreement"), between the Company and certain Holders (as defined therein), (B) Stockholders Agreement, dated the date hereof (the "Stockholders Agreement"), between the Company and certain Preferred Stockholders (as defined therein) and Common Stockholders (as defined therein) and (C) Common Stock Voting Agreement, dated the date hereof (the "Common Stock Voting Agreement"), between the Company and certain Investors (as defined therein), in each case, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder hereof at the address of such holder appearing on the books of the Company). Thereafter upon payment of the Exercise Price of the Warrant Shares thereby purchased by wire transfer of immediately available funds to an account designated by the Company or delivery of a cashier's check drawn on a United States bank, the Holder shall be entitled to receive a certificate for the number of Shares so purchased. A certificate for Shares purchased hereunder shall be delivered to the Holder hereof within five (5) business days after the date on which this Warrant shall have been exercised and paid as aforesaid. Notwithstanding anything herein to the contrary, Holder agrees following exercise of this Warrant to do or have done such acts and things as the Company may reasonably request in order to admit Holder as a member of the Company.

               (b) In lieu of exercising this Warrant as specified in Section 2(a), the Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (i) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Shares by (ii) the fair market value of one Share. The fair market value of a Share shall be determined pursuant to Section 2(c).

               (c) The Board of Directors of the Company shall determine fair market value of a Share in its reasonable good faith judgment.

          3. No Fractional Shares. No fractional Shares shall be issued upon the exercise of this Warrant. As to any fraction of a Share which a Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount determined on the basis the Exercise Price.

          4. Charges, Taxes and Expenses. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for


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any issue or federal or state transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed in writing by the holder of this Warrant.

          5. Closing of Books. The Company will not close its Share holder books or records in any manner which prevents the timely exercise of this Warrant.

          6. Transfer.

               (a) The Holder (and its transferees and assigns), by acceptance of this Warrant, covenants and agrees that it is acquiring the Warrants evidenced hereby, and, upon exercise hereof, the Warrant Shares, for its own account as an investment and not with a view to distribution thereof. The Warrant Shares have not been registered under the Securities Act or any state securities laws and no transfer of any Warrant Shares shall be permitted unless the Company has received notice of such transfer, at the address of its principal office, in the form of an assignment reasonably satisfactory to the Company, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrants or Warrant Shares under the Securities Act is available for such transfer. Upon any exercise of the Warrants, certificates representing the Warrant Shares shall bear a restrictive legend substantially identical to that set forth on the face of this Warrant certificate.

               (b) The Holder agrees that this Warrant may not be transferred to any person or entity other than an Affiliate. For purposes of this Warrant the term "Affiliate" shall have the meaning ascribed thereto under the United States Securities Act of 1933, as amended, and, in addition, shall include (i) transferees by will or the laws of descent and distribution, (ii) shareholders, partners or members of the Holder (and other entities controlled by such shareholders, partners or members) and (iii) a trust that benefits the Holder and/or his spouse (including widow), issue or a charity.

               (c) This Warrant may not be divided or combined with other warrants.

               (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

          7. No Rights as Shareholder until Exercise. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a Shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, and the execution and delivery by the Holder of the duly executed counterpart signature pages to the (i) Registration Rights Agreement, (ii) Stockholders Agreement and (iii) Common Stock Voting Agreement, the Warrant


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Shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the later of the date of such surrender or payment.

          8. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not exceed that customarily charged by the Company's transfer agent) and upon surrender and cancellation of such Warrant or certificate, if mutilated, the Company will make and deliver a new Warrant or certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or certificate.

          9. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

          10. Adjustments of Exercise Price and Number of Warrant Shares.

               (a) Stock Splits, etc. Notwithstanding anything herein to the contrary, the number of Warrant Shares shall be adjusted ratably for changes in the capitalization of the Company as follows:

               (i) in the event of subdivisions, combinations or reclassifications of the Company capital into a greater or lesser number of Shares, as the case may be, or into different classes, the number of Warrant Shares shall be adjusted ratably in the same proportion as the Company capital is subdivided, combined or reclassified, and the Exercise Price (x) shall be proportionately increased in case of any combination or reclassification into a lesser number of Shares or (y) shall be proportionately decreased in case of any subdivision or reclassification into a greater number of Shares;

               (ii) in the event of a distribution of Shares by the Company, the number of Warrant Shares shall be increased by the number of Shares Holder would have received had the Warrant be exercised immediately prior to such distribution of Shares and the Exercise Price shall be proportionately decreased.

               (b) Dilutive Issuances. If the Company shall prior to the Termination Date sell, issue or distribute (including by way of dividend) Shares or securities convertible or exchangeable into Shares, including options, preemptive rights and warrants, at a price per Share (determined in the case of securities convertible or exchangeable into Shares, by dividing (i) the total amount received or receivable by the


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Company in consideration for the sale and issuance of such securities plus the consideration payable to the Company upon the conversion or exchange of such securities by (ii) the total number of Shares covered by such convertible or exchangeable securities), which is less than $2.84 (or, in the event of a prior adjustment in the number of Warrant Shares, the then current Exercise Price), then the number of Warrant Shares shall be increased to equal the product of (i) the number of Warrant Shares issuable immediately prior to such dilutive issuance times (ii) the quotient of the then current Exercise Price divided by the lowest price per Shares at which Shares were so sold, issued or distributed, and the Exercise Price shall thereafter be reduced to such lowest price per Share.

               (c) Merger, Consolidation or Disposition of Assets. In case the Company shall consolidate or merge with or into another corporation or other entity (where the Company is not the surviving entity or where there is a change in or distribution with respect to the Shares of the Company), or convert into another entity or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation or other entity and, pursuant to the terms of such merger, consolidation, conversion or disposition of assets, equity securities of the successor or acquiring corporation or other entity, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of equity securities of the successor or acquiring entity ("Other Property"), are to be received by or distributed to the holders of Shares of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of Shares of the equity securities of the successor or acquiring entity or of the Company, if it is the surviving entity, and Other Property receivable upon or as a result of such merger, consolidation, conversion or disposition of assets by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event. In case of any such merger, consolidation, conversion or disposition of assets, the successor or acquiring corporation or other entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 10. For purposes of this Section 10, "equity securities of the successor or acquiring corporation or other entity" shall include stock or other common equity interests of such company of any class which is not preferred as to dividends or assets over any other class of stock of such company and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such security, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other


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rights to subscribe for or purchase any such security. The foregoing provisions of this Section 10 shall similarly apply to successive mergers, consolidations, conversions or dispositions of assets.

          11. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          12. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, or express courier to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

          13. Notice of Corporate Action. If at any time:

               (a) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital of the Company or any consolidation or merger of the Company with, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company to, another corporation, or

               (b) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to the Holder (i) at least 10 days prior written notice of the record date for such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Shares shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take


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place and the time, if any such time is to be fixed, as of which the holders of
Shares shall be entitled to exchange their Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 14(c).

          14. Miscellaneous.

               (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of Delaware without regard to its conflict of law principles or rules.

               (b) Restrictions. The Holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

               (c) Notices. Any notice, request, consent, waiver or other communication required or permitted hereunder shall be effective only if it is in writing and personally delivered or sent by Federal Express or similar internationally recognized express courier service or sent by fax and addressed as set forth below:

               IF TO THE HOLDER:
               [__________________________________]
               [__________________________________]
               [__________________________________]
               Fax: [_____________________________]
               Attention:

               IF THE COMPANY:
               ORBCOMM Inc.
               21700 Atlantic Blvd.
               Dulles, VA 20166
               Fax: (703) 433-6400
               Attention: Don Franco, Co-Chief Executive Officer

               WITH A COPY TO:
               Chadbourne & Parke LLP
               30 Rockefeller Plaza
               New York, New York 10112
               Fax: (212) 541-5369
               Attention: Alejandro San Miguel, Esq.


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or such other person or address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice or communication shall be deemed to have been given as of the date so personally delivered or mailed.

               (d) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be enforceable by any such holder or holder of Warrant Shares.

               (e) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

               (f) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

               (g) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: February [ ], 2004

                                        ORBCOMM Inc.


                                        By:
                                            ------------------------------------
                                        Name: Don Franco
                                        Title: Co-Chief Executive Officer


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                               NOTICE OF EXERCISE

To: ORBCOMM Inc.
    21700 Atlantic Blvd.
    Dulles, VA 20166

          (1) The undersigned hereby elects to purchase [_________] Shares of the Series A Preferred Stock of ORBCOMM Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

          (2) Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name as is specified below:

-------------------------------------
(Name)

-------------------------------------
(Address)

-------------------------------------

Dated:

                                        ----------------------------------------
                                        Signature